WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

IQSTEL Inc.

A NEVADA CORPORATION

The undersigned, being all of the duly appointed and acting members of the Board of Directors of IQSTEL Inc. a Nevada corporation (the "Corporation"), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to Section 78.315(2) of the Nevada Revised Statutes and pursuant to the bylaws of the Corporation.

1. EMPLOYMENT AGREEMENTS

WHEREAS, it has been determined that it is in the best interest of the Corporation to enter into employment and indemnification agreements with Leandro Iglesias, Alvaron Quintana Cardona and Juan Carlos Lopez Silva, the Corporation's Chief Executive Officer, Chief Financial Officer and Chief Commercial Officer, respectively, for the purpose of securing the services of these employees.

RESOLVED, that the Board of Directors hereby approve the employment agreements entered into with Leandro Iglesias, Alvaron Quintana Cardona and Juan Carlos Lopez Silva in the form and substance attached hereto as Exhibit A.

2. AUTHORIZATION OF CORPORATE ACTIONS

RESOLVED THAT each officer of the Corporation is hereby authorized and directed to do and perform, or cause to be done and performed, all such acts, deeds and things and to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Corporation or otherwise as each such officer may deem necessary or appropriate to effectuate or carry out fully the purpose and intent of the foregoing resolutions and any of the transactions contemplated thereby.

All actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

The secretary and any assistant secretary of the Corporation or any other officer of the Corporation, is hereby authorized to certify and deliver, to any person to whom such certification and delivery may be deemed necessary or appropriate in the opinion or such officer, a true copy of the foregoing resolutions.

Approval

Dated: May 2, 2019

The undersigned, being all the directors of IQSTEL Inc., waive the required notice of meeting and consent to all actions taken hereby.

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Leandro Iglesias

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Alvaro Quintana Cardona

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Oscar Brito

Exhibit A
Employment and Indemnification Agreements